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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 2006


                         OIL-DRI CORPORATION OF AMERICA
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             (Exact name of registrant as specified in its charter)




           Delaware                        0-8675                36-2048898
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(State or other jurisdiction of       (Commission File          (IRS Employer
        incorporation)                     Number)           Identification No.)



            410 North Michigan Avenue
                    Suite 400
                Chicago, Illinois                               60611-4213
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     (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code (312) 321-1515



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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



ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


NEW CREDIT  AGREEMENT.  On January  27,  2006,  Oil-Dri  Corporation  of America
("Oil-Dri" or the "Company") and certain of its subsidiaries as guarantors entered into an unsecured revolving credit agreement (the "Credit Agreement") with Harris N.A. (the "Bank"), pursuant to which the Company may borrow from the Bank up to fifteen million dollars ($15,000,000) from time to time. The Credit Agreement provides that the Company may select either a variable rate based on Harris' prime rate from time to time plus a margin which varies depending on the Company's debt to earnings ratio, a LIBOR-based rate plus a margin which varies depending on the Company's debt to earnings ratio, or a fixed rate as agreed between the Company and the Bank. The Company's payment obligations under the Credit Agreement are guaranteed fully and unconditionally by Oil-Dri Corporation of Georgia, Oil-Dri Production Company, Oil-Dri Corporation of Nevada, Mounds Production Company, LLC, Mounds Management, Inc., Blue Mountain Production Company, and Taft Production Company, each of which is a subsidiary of the Company. The Credit Agreement replaces the prior credit agreement between the Company, certain of its subsidiaries as guarantors, and a predecessor of the Bank, which had been entered into as of January 29, 1999. Unless terminated earlier in accordance with its terms, the Credit Agreement will expire January 27, 2009.

The Credit Agreement contains certain covenants that restrict the Company's ability and the ability of certain of the Company's subsidiaries to, among other things, (i) incur liens, (ii) incur indebtedness, (iii) merge or consolidate,
(iv) sell assets, (v) sell stock of those certain subsidiaries, (vi) engage in business that would change the general nature of the business engaged in by the Company, (vii) enter into transactions other than on "arm's length" terms with affiliates, and (viii) limits annual capital expenditures. In addition, the Credit Agreement requires the Company to maintain a minimum fixed coverage ratio and minimum consolidated net worth. These limitations are subject to a number of important qualifications and exceptions.

Upon the occurrence of certain Events of Default (as defined in the Credit Agreement) relating to the Company's default in the payment of any principal amount or other fees or obligations of the Company when due or payable for more than five business days after the interest becomes due or payable, the Bank may declare at its option, by notice in writing to the Company, all principal and interest outstanding under any loans under the Credit Agreement, together with certain other obligations of the Company to the Bank, immediately due and payable. Upon the occurrence of certain Events of Default relating to orders for relief under bankruptcy or similar law, or the appointment of a custodian regarding a substantial part of assets, in respect of the Company or a significant subsidiary group, all principal and interest outstanding under any loans under the Credit Agreement together with certain other obligations of the Company to the Bank will become immediately due and payable.

This summary description of the Credit Agreement and the guarantees thereof is qualified in its entirety by reference to the full and complete terms thereof contained in the Credit Agreement filed as Exhibit 10.1 hereto.

THIRD AMENDMENT TO NOTE AGREEMENT. Additionally, on January 27, 2006, Oil-Dri Corporation of America ("Oil-Dri" or the "Company") entered into a third amendment ("3rd Amendment") to its existing Note Purchase Agreement dated as of April 15, 1998 regarding its $25,000,000 6.55% Senior Notes due April 15, 2013 (the "Note Agreement") among the Company and the Teachers Insurance and Annuity Association Of America and the Prudential Retirement Insurance and Annuity Company as noteholders thereunder (the "Noteholders"). Pursuant to the 3rd Amendment, the Noteholders agreed to modify the definition of Priority Debt under the Note Agreement to exclude from that definition and related restrictions under the Note Agreement certain guarantees of debt of the Company made by subsidiaries of the Company, where those subsidiaries were also guarantors of the payment obligations of the Company under the Credit Agreement. In connection with the 3rd Amendment, Oil-Dri Corporation of Georgia, Oil-Dri Production Company, Oil-Dri Corporation of Nevada, Mounds Production Company, LLC, Mounds Management, Inc., Blue Mountain Production Company, and Taft Production Company, each of which is a subsidiary of the Company, entered into guaranty agreements to fully and unconditionally guaranty the Company's payment obligations under the Note Agreement.

This summary description of the Note Agreement and the guarantees thereof is qualified in its entirety by reference to the full and complete terms thereof contained in the Note Agreement filed as Exhibit 10.2 hereto.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET Arrangement of a REGISTRANT.


See the discussion under Item 1.01 above, which discussion is incorporated by reference herein.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     Exhibit
      Number                          Description of Exhibits
-----------------   ------------------------------------------------------------

       10.1 Credit Agreement dated January 27, 2006, among Oil-Dri Corporation of America, Oil-Dri Corporation of Georgia, Oil-Dri Production Company, Oil-Dri Corporation of Nevada, Mounds Production Company, LLC, Mounds Management, Inc, Blue Mountain Production Company, and Taft Production Company, and Harris, N.A. including the form of note attached thereto.


       10.2 Third Amendment dated January 27, 2006 to Note Purchase Agreement dated as of April 15, 1998 regarding its $25,000,000 6.55% Senior Notes due April 15, 2013, among Oil-Dri Corporation of America, Teachers Insurance and
                    Annuity Association Of America and Prudential Retirement Insurance and Annuity Company, including the form of guaranty attached thereto.

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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OIL-DRI CORPORATION OF AMERICA



                                         By:   /s/ Charles P. Brissman
                                             -----------------------------------
                                              Charles P. Brissman
                                              Vice President and General Counsel



Date: February 1, 2006

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                                  Exhibit Index

     Exhibit
      Number                          Description of Exhibits
-----------------   ------------------------------------------------------------

       10.1 Credit Agreement dated January 27, 2006, among Oil-Dri Corporation of America, Oil-Dri Corporation of Georgia, Oil-Dri Production Company, Oil-Dri Corporation of Nevada, Mounds Production Company, LLC, Mounds Management, Inc, Blue Mountain Production Company, and Taft Production Company, and Harris, N.A. including the form of note attached thereto.


       10.2 Third Amendment dated January 27, 2006 to Note Purchase Agreement dated as of April 15, 1998 regarding its $25,000,000 6.55% Senior Notes due April 15, 2013, among Oil-Dri Corporation of America, Teachers Insurance and
                    Annuity Association Of America and Prudential Retirement Insurance and Annuity Company, including the form of guaranty attached thereto.

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